SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2012

M&F BANCORP, INC.
(Exact Name of Company as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707
(Address of principal executive offices)
Company's telephone number, including area code (919) 683-1521
Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01--OTHER EVENTS

The Board of Directors of M&F Bancorp, Inc (the "Company") has approved a regular cash dividend of $0.125 per share. The dividend is payable on December 28, 2012 to shareholders of record as of the close of business on December 21, 2012. A copy of the Company's press release making this announcement is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

(C)    Exhibits

The following exhibit is filed herewith:

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
99.1            Press Release dated December 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

By:        /s/ Kim D. Saunders
Kim D. Saunders
President and Chief Executive Officer

Dated        December 18, 2012

EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
99.1            Press Release dated December 18, 2012